UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 7, 2005

                        Commission File Number 000-50218

                               BEKEM METALS, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            UTAH                                              87-0669131
-------------------------------                  -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                                Number)

                 875 Donner Way, Unit 705, Salt Lake City, Utah
                 -----------------------------------------------
                    (Address of principal executive offices)

                                      84108
                                   ----------
                                   (Zip Code)

                                 (801) 582-1881
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01 Regulation FD

         On October 13, 2005, Bekem Metals, Inc. (the "Company"), issued a press release disclosing that the Republic of Kazakhstan Ministry of Energy and Mineral Resources has granted the Company's request to extend the geological allotment of its Gornostai deposit from 616 hectares (1,522 acres) to 5,450 hectares (13,467 acres). A copy of the press release is furnished as Exhibit
99.01 to this report and incorporated herein by this reference.

Item 8.01 Other Information

         On October 7, 2005, the Company received notification from the Republic of Kazakhstan Ministry of Energy and Mineral Resources that it had agreed to grant the Company's request to extend the geological allotment of its Gornostai deposit from 616 hectares to 5,450 hectares. The Company expects the terms and conditions of the extension of its exploration and production concession to be set forth in amendments to its contract with the Republic of Kazakhstan by December 30, 2005.

Item 9.01 Exhibit and Financial Statements

         (a) Exhibits

         99.01    Press Release of Bekem Metals, Inc., dated October 13, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BEKEM METALS, INC.



Date: October 13, 2005                       By:  /s/ Marat Cherdabayev
                                                --------------------------------
                                                Marat Cherdabayev, President

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